UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2010
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-12716	04-2573920
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-2.1
Ex-10.1
Ex-10.2
Ex-10.3
Ex-10.4
Ex-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     The response to this item is contained in Item 2.01. Completion of Acquisition or Disposition of Assets below and is incorporated by reference herein in its entirety.
Item 2.01 Completion of Acquisition or Disposition of Assets.
          On December 29, 2010, Clinical Data, Inc. (the “Company”) completed the previously announced sale (the “Transaction”) to Transgenomic, Inc. (“Transgenomic”) of substantially all of the assets associated with the Company’s FAMILION® Testing and Pharmacogenomics Biomarker Development Business (the “Business”). The consideration received from Transgenomic at the closing consisted of $6 million in cash, a secured promissory note (the “First Note”) issued by Transgenomic in the principal amount of $8,639,650 and a secured promissory note (the “Second Note”) in the principal amount of $988,500. In addition, the Company is entitled to receive additional consideration in the future based on Transgenomic’s collection of the accounts receivable of the Business, the successful development and commercialization of biomarker assays for any FCGamma gene or any ABCB or MDR gene, reimbursements received by Transgenomic from payors or any sublicencees in connection with the performance of certain biomarker assays of the Business (or sales of reagent-assay kits) and a subsequent sale or exclusive license to any third party by Transgenomic of certain of the assets of the Business.
          Contemporaneous with the closing of the Transaction (the “Closing”), the Company and PGxHealth, LLC, a subsidiary of the Company, entered into an Amendment to Asset Purchase Agreement (the “Amendment”), which amended certain terms of the Asset Purchase Agreement (the “Purchase Agreement”) entered into by the parties on November 29, 2010. In particular, the Amendment increased the amount of the Second Note from $932,000 to $988,500 and reduced the potential payments to the Company based on Transgenomic’s collection of the accounts receivable of the Business.
          The First Note is a three-year note bearing interest at 10% per annum and is payable in equal quarterly installments commencing on the eighteen-month anniversary of the Closing. The Second Note is a one-year note bearing interest at 6.5% per annum and is payable in equal monthly installments commencing on the one-month anniversary of the Closing. In connection with the Closing and the issuance of the First Note and Second Note, the parties entered into a Security Agreement (the “Security Agreement”) that provides the Company with a first lien security interest in all of Transgenomic’s assets, including the assets of the Business. The Security Agreement also restricts Transgenomic’s ability to incur additional indebtedness, dispose of the collateral covered by the Security Agreement and declare any dividends or make distributions to its stockholders.
          Pursuant to the terms of the Purchase Agreement the parties have also entered into a Noncompetition and Nonsolicitation Agreement (the “Noncompetition and Nonsoliciation Agreement”) that prohibits the Company from engaging in any activity that is competitive with the Business for a period of three years or from soliciting the employment of Transgenomic’s employees for a period of three years.
          In connection with the Closing, Randal J. Kirk, one of the Company’s directors, the Chairman of the Company’s Board of Directors and a stockholder of the Company invested, through certain of his affiliates, $6 million in Transgenomic in the form of a purchase of Transgenomic’s Series A convertible preferred stock and warrants to purchase Series A convertible preferred stock. The investment by Mr. Kirk was used to fund the cash portion of Transgenomic’s acquisition of the Business.
          The foregoing summary of the Amendment, First Note, Second Note, Security Agreement and the Noncompetition and Nonsoliciation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, First Note, Second Note, Security Agreement and the Noncompetition and Nonsoliciation Agreement, copies of which are filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
          On December 29, 2010, the Company issued a press release announcing the Closing referred to in Item 2.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
          The following unaudited pro forma condensed financial statements include adjustments to reflect the sale of the Business on the financial position and to exclude the results of operations of the Business.
          The data are presented for informational purposes only and are not intended to represent or be indicative of the results of operations or financial condition of the Company that would have been reported had the disposition of the Business been completed as of the dates presented, and should not be taken as representative of future results of operations or financial condition of the Company. The unaudited pro forma condensed financial information should be read in conjunction with the historical consolidated financial statements and the accompanying notes of the Company.

CLINICAL DATA, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED STATEMENTS OF OPERATIONS

	For the six months ended September 30, 2010				For the six months ended September 30, 2009
	Historical			Pro Forma	Historical			Pro Forma
	Clinical Data	Disposition(1)		Clinical Data	Clinical Data	Disposition(1)		Clinical Data
	(In thousands, except per share)
Revenues	$8,873	$(6,873)		$2,000	$6,737	$(6,737)		$—
Cost of revenues	3,238	(2,738)		500	3,278	(3,278)		—

Gross profit	5,635	(4,135)		1,500	3,459	(3,459)		—

OPERATING EXPENSES:
Research and development	20,503	(1,693)		18,810	20,422	(1,704)		18,718
Sales and marketing	2,845	(2,845)		—	4,118	(4,118)		—
General and administrative	11,113	(2,761	) (2)	8,352	10,511	(2,829	) (2)	7,682
Restructuring and lease exiting costs	—	—		—	1,783	—		1,783
Transaction costs incurred in connection with the Avalon acquisition	—	—		—	1,978	—		1,978

Total operating expenses	34,461	(7,299)		27,162	38,812	(8,651)		30,161

Operating loss	(28,826)	3,164		(25,662)	(35,353)	5,192		(30,161)

Interest expense	(516)	4	(3)	(512)	(750)	25	(3)	(725)
Interest expense (related party)	(3,185)	—		(3,185)	(4,700)	—		(4,700)
Interest income	15	456	(5)	471	54	456	(5)	510
Other income (expense)	1,978	—		1,978	1,841	—		1,841

Loss from continuing operations before taxes	(30,534)	3,624		(26,910)	(38,908)	5,673		(33,235)
Provision for income taxes	—	—		—	—	—		—

Loss from continuing operations	$(30,534)	$3,624		$(26,910)	$(38,908)	$5,673		$(33,235)

Loss from continuing operations per basic and diluted share	$(1.06)			$(0.94)	$(1.66)			$(1.42)

Weighted average common shares outstanding	28,678			28,678	23,412			23,412

CLINICAL DATA, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED STATEMENTS OF OPERATIONS

	For the year ended March 31, 2010				For the year ended March 31, 2009				For the year ended March 31, 2008
	Historical			Pro Forma	Historical			Pro Forma	Historical			Pro Forma
	Clinical Data	Disposition(1)		Clinical Data	Clinical Data	Disposition(1)		Clinical Data	Clinical Data	Disposition(1)		Clinical Data
	(In thousands, except per share)
Consolidated Statements of Operations
Revenues	$13,085	$(13,085)		$—	$10,442	$(10,442)		$—	$5,107	$(5,107)		$—
Cost of revenues	6,244	(6,244)		—	6,489	(6,489)		—	2,627	(2,627)		—

Gross profit	6,841	(6,841)		—	3,953	(3,953)		—	2,480	(2,480)		—

OPERATING EXPENSES:
Research and development	56,785	(3,159)		53,626	44,134	(1,048	) (4)	43,086	16,889	(349	) (4)	16,540
Sales and marketing	8,155	(8,155)		—	7,764	(7,764)		—	3,612	(3,612)		—
General and administrative	23,699	(5,122	) (2)	18,577	19,730	(4,100	) (2)	15,630	16,806	(1,224	) (2)	15,582
Restructuring and lease exiting costs	2,447	—		2,447	—	—		—	—	—		—
Purchased in-process research and development	—	—		—	55,100	—		55,100	—	—		—
Transaction costs incurred in connection with the Avalon acquisition	1,978	—		1,978	—	—		—	—	—		—

Total operating expenses	93,064	(16,436)		76,628	126,728	(12,912)		113,816	37,307	(5,185)		32,122

Operating loss	(86,223)	9,595		(76,628)	(122,775)	8,959		(113,816)	(34,827)	2,705		(32,122)

Interest expense	(1,367)	28	(3)	(1,339)	(1,257)	46	(3)	(1,211)	(76)	—		(76)
Interest expense (related party)	(7,761)	—		(7,761)	(545)	—		(545)	—	—		—
Interest income	80	899	(5)	979	716	899		1,615 (5)	2,020	899	(5)	2,919
Other income (expense)	1,771	—		1,771	179	—		179	305	—		305

Loss from continuing operations before taxes	(93,500)	10,522		(82,978)	(123,682)	9,904		(113,778)	(32,578)	3,604		(28,974)
Benefit from (provision for) income taxes	—			—	—			—	230			230

Net (loss) income from continuing operations	$(93,500)	$10,522		$(82,978)	$(123,682)	$9,904		$(113,778)	$(32,348)	$3,604		$(28,744)

Loss per basic and diluted share	$(3.77)			$(3.35)	$(5.63)			$(5.18)	$(1.69)			$(1.51)

Weighted average shares outstanding, basic and diluted	24,769			24,769	21,962			21,962	19,081			19,081

CLINICAL DATA, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED BALANCE SHEETS

	As of September 30, 2010			As of March 31, 2010
	Historical		Pro Forma	Historical		Pro Forma
	Clinical Data	Disposition(1)	Clinical Data	Clinical Data	Disposition(1)	Clinical Data
	(In thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$47,027	$5,650	$52,677	$49,245	$5,650	$54,895
Accounts receivable, net	2,972	(2,972)	—	2,851	(2,851)	—
Prepaid expenses and other current assets	1,543	(730)	813	1,488	(639)	849
Note receivable	—	989	989	—	989	989

Total current assets	51,542	2,937	54,479	53,584	3,149	56,733

Property, plant and equipment, net	2,317	(1,533)	784	2,795	(1,813)	982
Goodwill	31,849	(1,016)	30,833	31,849	(1,016)	30,833
Intangibles assets, net	9,791	(3,437)	6,354	10,665	(3,753)	6,912
Note receivable	—	8,640	8,640	—	8,640	8,640
Other assets, net	61	—	61	62	—	62

TOTAL ASSETS	$95,560	$5,591	$101,151	$98,955	$5,207	$104,162

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current portion of long-term debt	$6,115	$—	$6,115	$6,635	$—	$6,635
Current portion of capital lease obligations	143	(96)	47	138	(93)	45
Accounts payable	2,355	—	2,355	5,550	—	5,550
Accrued expenses and other current liabilities	9,864	(272)	9,592	25,065	(486)	24,579

Total current liabilities	18,477	(368)	18,109	37,388	(579)	36,809

Long-Term Liabilities:
Long-term debt, net of current portion	8,800	—	8,800	11,329	(229)	11,100
Convertible note payable (related-party), net of unamortized discount	30,878	—	30,878	30,129	—	30,129
Capital lease obligations, net of current portion	84	(22)	62	157	(71)	86
Contingent acquisition costs	15,372	—	15,372	16,039	—	16,039
Other long-term liabilities	15	—	15	20		20

Total long-term liabilities	55,149	(22)	55,127	57,674	(300)	57,374

Stockholders’ equity:
Common stock	299	—	299	265	—	265
Additional paid-in capital	391,886	—	391,886	343,345	—	343,345
Accumulated deficit	(370,251)	5,981	(364,270)	(339,717)	6,086	(333,631)

Total stockholders’ equity	21,934	5,981	27,915	3,893	6,086	9,979

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$95,560	$5,591	$101,151	$98,955	$5,207	$104,162

Notes to Unaudited Pro Forma Condensed Financial Statements
(1)	On December 29, 2010, the Company completed the previously announced sale to Transgenomic, of substantially all of the assets associated with the Company’s FAMILION® Testing and Pharmacogenomics Biomarker Development Business. The consideration received from Transgenomic at the closing consisted of $6 million in cash, a secured promissory note issued by Transgenomic in the principal amount of approximately $8,639,650 and a secured promissory note in the principal amount of $988,500. The Company has valued these notes at face amount which is an estimate and may be subject to change based on a valuation to be performed by the Company. In addition, the Company is entitled to receive additional consideration in the future based on Transgenomic’s collection of the accounts receivable included in the assets of the Business, the successful development and commercialization of biomarker assays for any FCGamma gene or any ABCB or MDR gene, reimbursements received by Transgenomic from payors or any sublicencees in connection with the performance of certain biomarker assays of the Business (or sales of reagent-assay kits) and a subsequent sale or exclusive license to any third party by Transgenomic of certain of the assets of the Business. These pro forma financials do not include the effects of such potential consideration.
The First Note is a three-year note bearing interest at 10% per annum and is payable in equal quarterly installments commencing on the eighteen-month anniversary of the Closing. The Second Note is a one-year note bearing interest at 6.5% per annum and is payable in equal monthly installments commencing on the one-month anniversary of the Closing.
In connection with the Transaction, the Company is obligated to pay severance and other related costs to certain employees of the Business not assumed by Transgenomic, as well as certain costs associated with the laboratory information systems. In addition, the Company incurred or will incur fees in connection with this transaction for legal, banker’s fees and other professional fees. The Company estimates these costs to total $1.2 million, of which approximately $350,000 has been paid as of the date of the Closing.
(2)	Includes amortization of intangible assets related to the clinical laboratory and biomarkers for the six months ended September 30, 2010 and 2009 of $445,000 and $592,000, respectively, and for the years ended March 31, 2010, 2009 and 2008 of $865,000, $600,000 and $446,000 respectively. This does not include any allocation of corporate overhead costs such as legal, accounting, human resources and information technology.
(3)	To adjust interest expense to reflect the pro forma effects of the elimination of the long-term debt and capital leases related to the Business.
(4)	The Company did not segregate research and development expenses related to the biomarkers prior to fiscal year 2010. The biomarkers largely consist of the biomarkers PGxHealth, LLC acquired from Epidauros Biotechnologie AG in December 2008. The Company does not believe that research and development expenses related to biomarkers during the fiscal year ended March 31, 2009 and 2008 were material. The Company did not segregate research and development expenses related to the development of new genetic tests prior to fiscal year 2009. The Company does not believe that research and development expenses related to the development of new genetic tests during the fiscal year ended March 31, 2008 were material.
(5)	To adjust interest income to reflect the pro forma effects of the promissory notes received.
(d) Exhibits.

2.1†	Amendment to Asset Purchase Agreement, dated as of December 29, 2010, by and among PGxHealth, LLC, Clinical Data, Inc. and Transgenomic, Inc.

10.1	Secured Promissory Note, dated December 29, 2010, issued by Transgenomic, Inc. to PGxHealth, LLC

10.2	Secured Promissory Note, dated December 29, 2010, issued by Transgenomic, Inc. to PGxHealth, LLC

10.3	Security Agreement, dated as of December 29, 2010, by and between PGxHealth, LLC and Transgenomic, Inc.

10.4	Noncompetition and Nonsolicitation Agreement, dated as of December 29, 2010, by and among PGxHealth, LLC, Clinical Data, Inc. and Transgenomic, Inc.

99.1	The press release issued by Clinical Data, Inc. on December 29, 2010

†	Confidential treatment has been requested with respect to certain portions of this exhibit. This exhibit omits the information subject to this confidentiality request. Omitted portions have been filed separately with the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

DATE: January 5, 2011

EXHIBIT INDEX

Exhibit No.	Description

2.1†	Amendment to Asset Purchase Agreement, dated as of December 29, 2010, by and among PGxHealth, LLC, Clinical Data, Inc. and Transgenomic, Inc.

10.1	Secured Promissory Note, dated December 29, 2010, issued by Transgenomic, Inc. to PGxHealth, LLC

10.2	Secured Promissory Note, dated December 29, 2010, issued by Transgenomic, Inc. to PGxHealth, LLC

10.3	Security Agreement, dated as of December 29, 2010, by and between PGxHealth, LLC and Transgenomic, Inc.

10.4	Noncompetition and Nonsolicitation Agreement, dated as of December 29, 2010, by and among PGxHealth, LLC, Clinical Data, Inc. and Transgenomic, Inc.

99.1	The press release issued by Clinical Data, Inc. on December 29, 2010

†	Confidential treatment has been requested with respect to certain portions of this exhibit. This exhibit omits the information subject to this confidentiality request. Omitted portions have been filed separately with the SEC.